UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2005

Champion Enterprises, Inc. Savings Plan

(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

1-9751 (Commission File Number)	38-2743168 (IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan (Address of Principal Executive Offices)	48326 (Zip Code)

(248) 340-9090
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 1, 2005, the Champion Enterprises, Inc. Savings Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm for the Plan. This change pertains only to the financial statements of the Plan and does not affect PWC’s engagement as the independent registered public accounting firm of Champion Enterprises, Inc. for its 2005 fiscal year.

The reports of PWC on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002 and through June 1, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its reports on the Plan’s financial statements for such year.

During the years ended December 31, 2003 and 2002 and through June 1, 2005, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to PWC and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8-K.

On June 1, 2005, the Plan appointed Plante & Moran, PLLC (“P&M”) as the independent accounting firm for the Plan for the year ended December 31, 2004.

During the years ended December 31, 2003 and 2002 and through June 1, 2005, the Plan did not consult with P&M with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i)or (ii) of Regulation S-K.

The change in the independent accounting firm described above was approved by the Champion Enterprises, Inc. Savings Plan, which has the delegated authority to do so.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

16	Letter of PricewaterhouseCoopers LLP dated July 27, 2005, regarding change in certifying accountant of Champion Enterprises, Inc. Savings Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC. EMPLOYEE BENEFITS ADMINISTRATION COMMITTEE
By:	/s/ Richard P. Hevelhorst
Richard P. Hevelhorst, Committee Member

Date: July 27, 2005

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter of PricewaterhouseCoopers LLP dated July 27, 2005, regarding change in certifying accountant of Champion Enterprises, Inc. Savings Plan.